FOR IMMEDIATE RELEASE

Contact: Carol DiRaimo, Vice President of Investor Relations
         (913) 967-4109

           Applebee's International Reports Third Quarter 2007 Results

OVERLAND PARK, KAN., October 29, 2007 -- Applebee's International, Inc. (Nasdaq:APPB) today reported net earnings of $15.8 million, or $0.21 per diluted share, for the third quarter ended September 30, 2007. Excluding discontinued operations, impairment and other restaurant closure costs, and strategic alternative and proxy contest expenses totaling $3.0 million after-tax or $0.04 per share, net earnings were $18.8 million, or $0.25 per diluted share, for the third quarter of 2007. A reconciliation of non-GAAP measurements to GAAP results is attached to this release.

In March 2007, the company announced the decision to close 24 underperforming restaurants in 11 states. In the first quarter of 2007, 19 of these restaurants were closed, and four restaurants were closed in the second quarter of 2007. The company believes that four of the closed restaurants will have significant sales transfer to other existing restaurants, and in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the results of operations, impairment charges and lease obligations related to these four restaurants have been included in continuing operations. In addition, the write-down of the carrying value of the one restaurant which has not yet been closed is included in impairment charges and other restaurant closure costs in the accompanying consolidated statement of earnings. The results of operations, impairment charges and lease obligations for the remaining 19 closed restaurants are included in discontinued operations in the accompanying consolidated statements of earnings for both 2007 and 2006.

As previously reported, system-wide domestic comparable sales for the third quarter of 2007 decreased 0.3 percent. Company and domestic franchise restaurant comparable sales decreased 0.2 percent and 0.4 percent, respectively, for the quarter. System-wide domestic comparable sales for the year-to-date period through September decreased 1.8 percent, with domestic franchise restaurant comparable sales down 1.7 percent and company comparable sales down 2.0 percent.

The company plans to report domestic system-wide and franchise comparable sales for the October fiscal period, comprised of the four weeks ended October 28, 2007, later this week after franchisees report their results. Preliminary comparable sales for company restaurants for the October period decreased 1.1 percent, reflecting a decrease in guest traffic of between 2.5 and 3.0 percent, combined with a higher average check.

                                    - more -

October 29, 2007
Page 2


On July 16, 2007, IHOP Corp. ("IHOP") and Applebee's International jointly announced a definitive agreement under which IHOP will acquire Applebee's for $25.50 per share in cash, representing a total transaction value of approximately $2.1 billion. The all-cash transaction is subject to the approval of Applebee's shareholders and customary closing conditions. The shareholder vote is scheduled for October 30, 2007, and if shareholders approve the merger, the transaction is expected to close by November 29, 2007.

Dave Goebel, president and chief executive officer, said, "While we were pleased with the sequential improvement in our third quarter sales trends, we continue to face a difficult macro environment. Our restaurant margins during the quarter were pressured by higher labor costs as well as higher direct and occupancy costs attributable primarily to increased advertising and repairs and maintenance expenses.

"On a more positive note, we are excited about the launch of our new advertising campaign which debuted yesterday. The campaign, which was created by our new agency, McCann Erickson, begins a restaging of the brand that is designed to differentiate Applebee's from our competition. The restaging also introduces several new brand elements including an updated logo; new menu design and strategy; and the new tag line, "Together is good."

"Finally, the Applebee's management team has been working closely with the IHOP management team to facilitate the integration of the two companies. I am extremely proud of the dedication and focus our exceptional associates and franchisees have shown while preparing for this transition."

Other results for the third quarter ended September 30, 2007 included:

     o Total system-wide sales for the quarter increased by 3.9 percent over the prior year. System-wide sales are a non-GAAP financial measure that includes sales at all company and franchise Applebee's restaurants, as reported by franchisees. The company believes that system-wide sales information is useful in analyzing Applebee's market share and growth, and because franchisees pay royalties and contribute to the national advertising pool based on a percentage of their sales.

     o Applebee's ended the quarter with 1,953 restaurants open system-wide (510 company and 1,443 franchise restaurants). During the third quarter of 2007, there were 16 new Applebee's restaurants opened system-wide, including 2 company and 14 franchised restaurants.

     o As of September 30, 2007, the company had total debt outstanding of $123.0 million, with $261.7 million available under its revolving credit facility.

                                    - more -

October 29, 2007
Page 3

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. As of October 28, 2007, there were 1,955 Applebee's restaurants operating system-wide in 49 states, 17 international countries, and one U.S. territory, of which 510 were company-owned. Additional information on Applebee's International can be found at the company's website (www.applebees.com).

Forward-Looking Statements

Certain statements contained in this release are forward-looking and based on current expectations. There are several risks and uncertainties that could cause actual results to differ materially from those described. These risks include, but are not limited to, our pending merger with IHOP, our ability and the ability of our franchisees to open and operate additional restaurants profitably and generate positive operating cash flows and return on invested capital, the impact of economic and demographic factors on consumer spending, maintaining and growing the value of the Applebee's brand, the impact of intense competition in the casual dining segment of the restaurant industry, the impact of future leverage on our operations, the failure to open the restaurants anticipated, the impact of increases in capital expenditure costs on future development, our ability to attract and retain qualified franchisees, and the impact of further penetration of restaurants in existing markets. For a more detailed discussion of the principal factors that could cause actual results to be materially different, you should read our risk factors in Item 1A of our 2006 Annual Report on Form 10-K. We disclaim any obligation to update forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, IHOP Corp. and Applebee's International will be filing documents with the Securities and Exchange Commission (the "SEC"), and Applebee's has filed a related definitive proxy statement. Investors and security holders are urged to read the definitive proxy statement because it contains important information about the proposed transaction. Investors and security holders may obtain free copies of the definitive proxy statement and other documents filed with the SEC at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by IHOP Corp. by contacting IHOP Investor Relations at 818-240-6055. Investors and security holders may obtain free copies of the documents filed with the SEC by Applebee's by contacting Applebee's Investor Relations at 913-967-4000.

Applebee's and their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Applebee's in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the definitive proxy statement of Applebee's described above. Additional information regarding the directors and executive officers of Applebee's is also included in Applebee's proxy statement for its 2007 Annual Meeting of
Stockholders, which was filed with the SEC on April 9, 2007, and the supplemental proxy statement filed on May 1, 2007. These documents are available free of charge at the SEC's website at www.sec.gov and from Investor Relations at IHOP and Applebee's as described above.

                                      # # #

                 APPLEBEE'S INTERNATIONAL, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (Unaudited)
                    (in thousands, except per share amounts)


                                                                     13 Weeks Ended                        39 Weeks Ended
                                                          -----------------------------------    -----------------------------------
                                                            September 30,      September 24,       September 30,      September 24,
                                                                2007               2006                2007               2006
                                                          ----------------   ----------------    ----------------    ---------------
Operating revenues:
     Company restaurant sales...........................   $     288,861      $    280,480        $    883,128        $    870,372
     Franchise royalties and fees.......................          34,357            33,340             107,651             103,581
     Other franchise income.............................             475               371               1,209               1,355
                                                           ---------------   ----------------    ----------------    ---------------
        Total operating revenues........................         323,693           314,191             991,988             975,308
                                                           ---------------   ----------------    ----------------    ---------------
Cost of company restaurant sales:
     Food and beverage..................................          77,093            74,856             235,048             231,726
     Labor..............................................         101,951            96,353             305,202             291,963
     Direct and occupancy...............................          83,262            77,296             243,302             230,948
     Pre-opening expense................................             214             1,115               1,700               3,022
                                                           ---------------   ----------------    ----------------    ---------------
        Total cost of company restaurant sales..........         262,520           249,620             785,252             757,659
                                                           ---------------   ----------------    ----------------    ---------------
Cost of other franchise income..........................             357               694               1,100               1,741
General and administrative expenses.....................          35,566            35,601             100,546             103,527
Amortization of intangible assets.......................             128               154                 382                 562
Impairment and other restaurant closure costs...........              74             1,296               5,830               2,416
Loss on disposition of property and equipment...........             655               680               1,279               1,677
                                                           ---------------   ----------------    ----------------    ---------------
Operating earnings......................................          24,393            26,146              97,599             107,726
                                                           ---------------   ----------------    ----------------    ---------------
Other income (expense):
     Investment income..................................             746               885               2,753               1,345
     Interest expense...................................          (1,945)           (2,970)             (6,670)             (8,509)
     Other income (expense).............................             (66)              301                (158)                538
                                                           ---------------   ----------------    ----------------    ---------------
        Total other expense.............................          (1,265)           (1,784)             (4,075)             (6,626)
                                                           ---------------   ----------------    ----------------    ---------------
Earnings from continuing operations before income
     taxes..............................................          23,128            24,362              93,524             101,100
Income taxes(a).........................................           7,322             8,849              30,452              35,085
                                                           ---------------   ----------------    ----------------    ---------------
Earnings from continuing operations.....................          15,806            15,513              63,072              66,015
Loss from discontinued operations, net of tax...........             (42)             (672)            (13,684)             (3,619)
                                                           ---------------   ----------------    ----------------    ---------------
Net earnings............................................    $     15,764      $     14,841        $     49,388        $     62,396
                                                           ===============   ================    ================    ===============

Basic net earnings per common share:
     Earnings from continuing operations................    $       0.21      $       0.21        $       0.85        $       0.89
     Loss from discontinued operations, net of tax......             --              (0.01)              (0.18)              (0.05)
                                                           ---------------   ----------------    ----------------    ---------------

Basic net earnings per common share.....................    $       0.21      $       0.20        $       0.67        $       0.84
                                                           ===============   ================    ================    ===============

Diluted net earnings per common share:
     Earnings from continuing operations................    $       0.21      $       0.21        $       0.84        $       0.88
     Loss from discontinued operations, net of tax......             --              (0.01)              (0.18)              (0.05)
                                                           ---------------   ----------------    ----------------    ---------------
Diluted net earnings per common share...................    $       0.21      $       0.20        $       0.66        $       0.83
                                                           ===============   ================    ================    ===============

Basic weighted average shares outstanding...............          74,178            73,902              74,078              74,044
                                                           ===============   ================    ================    ===============
Diluted weighted average shares outstanding.............          75,287            74,673              75,186              75,007
                                                           ===============   ================    ================    ===============

------------------------
(a) The income tax rate for the third quarter of 2007 benefited from higher tax credits related to the construction of our new corporate headquarters.

                 APPLEBEE'S INTERNATIONAL, INC. AND SUBSIDIARIES
             RECONCILIATION OF NON-GAAP MEASUREMENTS TO GAAP RESULTS
                                   (Unaudited)
                    (in thousands, except per share amounts)

In addition to the results provided in accordance with Generally Accepted Accounting Principles ("GAAP") throughout this document, the company has provided non-GAAP measurements which present operating results on a basis before discontinued operations, impairment and other restaurant closure costs, strategic alternative and proxy contest expenses in 2007 and legal expenses related to a lawsuit in 2006.

The company is using earnings before discontinued operations, impairment and other restaurant closure costs, strategic alternative and proxy contest expenses in 2007 and legal expenses related to a lawsuit in 2006 as a key performance measure of results of operations for purposes of evaluating performance internally. This non-GAAP measurement is not intended to replace the presentation of our financial results in accordance with GAAP. Rather, the company believes that this presentation provides additional information to facilitate the comparison of past and present operations.

                                                                   13 Weeks Ended                     39 Weeks Ended
                                                           --------------------------------  --------------------------------
                                                            September 30,    September 24,    September 30,    September 24,
                                                                2007             2006             2007             2006
                                                           ---------------  ---------------  ---------------  ---------------
Discontinued operations...............................       $   (299)        $ (1,414)         $ (21,482)       $  (5,990)
Impairment and other restaurant closure costs.........            (74)          (1,296)            (5,830)          (2,416)
Legal expenses related to lawsuit.....................            --            (1,500)               --            (1,500)
Strategic alternative and proxy contest expenses......         (3,884)             --              (7,498)             --
Income taxes..........................................          1,244            1,730             12,030            3,730
                                                           --------------  ----------------  ---------------  ---------------
  Discontinued operations, impairment and other
  restaurant closure costs, legal expenses and
  strategic alternative and proxy contest expenses,
  net of tax..........................................       $ (3,013)        $ (2,480)         $ (22,780)       $  (6,176)
                                                           ==============  ================  ===============  ===============

Diluted weighted average shares outstanding...........         75,287           74,673             75,186           75,007
                                                           ==============  ================  ===============  ===============

Diluted earnings per share impact of discontinued
  operations, impairment and other restaurant closure
  costs, legal expenses and strategic alternative and
  proxy contest expenses..............................       $  (0.04)        $  (0.03)         $   (0.30)       $   (0.08)
                                                           ==============  ================  ===============  ===============

Reconciliation of earnings before discontinued
  operations, impairment and other restaurant closure
  costs, legal expenses and strategic alternative and
  proxy contest expenses to net earnings:
     Earnings before discontinued operations,
     impairment and other restaurant closure costs,
     legal expenses and strategic alternative and
     proxy contest expenses...........................       $ 18,777         $ 17,321          $  72,168        $  68,572
     Discontinued operations, impairment and other
     restaurant closure costs, legal expenses  and
     strategic alternative and proxy contest
     expenses, net of tax.............................         (3,013)          (2,480)           (22,780)          (6,176)
                                                           --------------  ----------------  ---------------  ---------------
     Net earnings.....................................       $ 15,764         $ 14,841          $  49,388        $  62,396
                                                           ==============  ================  ===============  ===============

Reconciliation of earnings per share before
  discontinued operations, impairment and other
  restaurant closure costs, legal expenses and
  strategic alternative and proxy contest expenses to
  reported earnings per share:
     Diluted earnings per share before discontinued
     operations, impairment and other restaurant
     closure costs, legal expenses and strategic
     alternative and proxy contest expenses...........       $   0.25         $   0.23          $    0.96        $    0.91
     Diluted earnings per share impact of discontinued
     operations, impairment and other restaurant
     closure costs, legal expenses  and strategic
     alternative and proxy contest expenses...........          (0.04)           (0.03)             (0.30)           (0.08)
                                                           --------------  ----------------  ---------------  ---------------
     Reported diluted earnings per share..............       $   0.21         $   0.20          $    0.66        $    0.83
                                                           ==============  ================  ===============  ===============

The following table contains information derived from the company's consolidated statements of earnings expressed as a percentage of total operating revenues, except where otherwise noted. Percentages may not add due to rounding.

                                                                       13 Weeks Ended               39 Weeks Ended
                                                                 ----------------------------  ---------------------------
                                                                 September 30,  September 24,  September 30, September 24,
                                                                     2007           2006           2007          2006
                                                                 -------------  -------------  ------------- -------------
Operating revenues:
     Company restaurant sales...................................     89.2%          89.3%         89.0%         89.2%
     Franchise royalties and fees...............................     10.6           10.6          10.9          10.6
     Other franchise income.....................................      0.1            0.1           0.1           0.1
                                                                 -------------  -------------  ------------- -------------
        Total operating revenues................................    100.0%         100.0%        100.0%        100.0%
                                                                 =============  =============  ============= =============
Cost of sales (as a percentage of company restaurant sales):
     Food and beverage..........................................     26.7%          26.7%         26.6%         26.6%
     Labor......................................................     35.3           34.4          34.6          33.5
     Direct and occupancy.......................................     28.8           27.6          27.6          26.5
     Pre-opening expense........................................      0.1            0.4           0.2           0.3
                                                                 -------------  -------------  ------------- -------------
        Total cost of sales.....................................     90.9%          89.0%         88.9%         87.1%
                                                                 =============  =============  ============= =============
Cost of other franchise income (as a percentage of other
     franchise income)..........................................     75.2%         187.1%         91.0%        128.5%
General and administrative expenses.............................     11.0           11.3          10.1          10.6
Amortization of intangible assets...............................       --             --            --           0.1
Impairment and other restaurant closure costs...................       --            0.4           0.6           0.2
Loss on disposition of property and equipment...................      0.2            0.2           0.1           0.2
                                                                 -------------  -------------  ------------- -------------
Operating earnings..............................................      7.5            8.3           9.8          11.0
                                                                 -------------  -------------  ------------- -------------
Other income (expense):
     Investment income..........................................      0.2            0.3           0.3           0.1
     Interest expense...........................................     (0.6)          (0.9)         (0.7)         (0.9)
     Other income...............................................       --            0.1            --           0.1
                                                                 -------------  -------------  ------------- -------------
        Total other expense.....................................     (0.4)          (0.6)         (0.4)         (0.7)
                                                                 -------------  -------------  ------------- -------------
Earnings from continuing operations before income taxes.........      7.1            7.8           9.4          10.4
Income taxes....................................................      2.3            2.8           3.1           3.6
                                                                 -------------  -------------  ------------- -------------
Earnings from continuing operations.............................      4.9            4.9           6.4           6.8
Loss from discontinued operations, net of tax...................       --           (0.2)         (1.4)         (0.4)
                                                                 -------------  -------------  ------------- -------------
Net earnings....................................................      4.9%           4.7%          5.0%          6.4%
                                                                 =============  =============  ============= =============

The  following  table  sets  forth  certain  financial   information  and  other
restaurant data relating to company and franchise restaurants, as reported to us by franchisees:

                                                            13 Weeks Ended                     39 Weeks Ended
                                                    -------------------------------    -------------------------------
                                                    September 30,     September 24,    September 30,    September 24,
                                                        2007              2006             2007             2006
                                                    --------------    -------------    --------------   --------------
Number of restaurants:
     Company:
         Beginning of period.....................           508              507              521               486
         Restaurant openings.....................             2                6               12                25
         Restaurant closings.....................           --                (1)             (23)               (3)
         Restaurants acquired from franchisees...           --               --               --                  4
                                                    --------------    -------------    --------------   --------------
         End of period...........................           510              512              510               512
                                                    --------------    -------------    --------------   --------------
     Franchise:
         Beginning of period.....................         1,435            1,353            1,409             1,318
         Restaurant openings.....................            14               22               42                67
         Restaurant closings.....................            (6)              (3)              (8)               (9)
         Restaurants acquired by franchisor......           --               --               --                 (4)
                                                    --------------    -------------    --------------   --------------
         End of period...........................         1,443            1,372            1,443             1,372
                                                    --------------    -------------    --------------   --------------
     Total:
         Beginning of period.....................         1,943            1,860            1,930             1,804
         Restaurant openings.....................            16               28               54                92
         Restaurant closings.....................            (6)              (4)             (31)              (12)
                                                    --------------    -------------    --------------   --------------
         End of period...........................         1,953            1,884            1,953             1,884
                                                    ==============    =============    ==============   ==============
Weighted average weekly sales per restaurant:
         Company(1)..............................    $   43,720        $  43,331        $  44,501        $   45,527
         Domestic franchise......................    $   46,928        $  47,516        $  48,993        $   50,394
         Domestic total..........................    $   46,046        $  46,327        $  47,744        $   49,011
Change in comparable restaurant sales:(2)
         Company(3)..............................          (0.2)%           (1.7)%           (2.0)%            (0.8)%
         Domestic franchise......................          (0.4)%           (2.5)%           (1.7)%            (0.4)%
         Domestic total..........................          (0.3)%           (2.3)%           (1.8)%            (0.5)%
Total operating revenues (in thousands):
         Company restaurant sales(4).............    $  288,861        $ 280,480        $ 883,128        $  870,372
         Franchise royalties and fees(5).........        34,357           33,340          107,651           103,581
         Other franchise income(6)...............           475              371            1,209             1,355
                                                    --------------    -------------    --------------   --------------
         Total...................................    $  323,693        $ 314,191        $ 991,988        $  975,308
                                                    ==============    =============    ==============   ==============

------------------
(1) Includes restaurants presented as discontinued operations. Excluding the restaurants presented as discontinued operations, company average weekly sales were $43,720 and $43,997 in the 2007 quarter and the 2006 quarter, respectively, and $44,763 and $46,225 in the 2007 year-to-date period and the 2006 year-to-date period, respectively.
(2) When computing comparable restaurant sales, restaurants open for at least 18 months are compared from period to period.
(3) Includes restaurants presented as discontinued operations. Excluding the restaurants presented as discontinued operations, company comparable restaurant sales were (0.2)% and (1.6)% in the 2007 quarter and the 2006 quarter, respectively, and (2.0)% and (0.7)% in the 2007 year-to-date period and the 2006 year-to-date period, respectively.
(4) Excludes restaurants presented as discontinued operations. Sales for these restaurants, in thousands, were $6,458 in the 2006 quarter and $7,298 and $20,593 in the 2007 year-to-date period and the 2006 year-to-date period, respectively.
(5) Franchise royalties are generally 4% of each franchise restaurant's reported monthly gross sales. Reported unaudited franchise sales, in thousands, were $865,484 and $830,458 in the 2007 quarter and the 2006 quarter, respectively, and $2,681,427 and $2,594,659 in the 2007 year-to-date period and the 2006 year-to-date period, respectively. Franchise fees typically are $35,000 for each restaurant opened.
(6) Other franchise income includes revenue from information technology products and services provided to certain franchisees.

                 APPLEBEE'S INTERNATIONAL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                      (in thousands, except share amounts)

                                                                                      September 30,      December 31,
                                                                                          2007              2006
                                                                                     ---------------    --------------
                                                       ASSETS
Current assets:
     Cash and cash equivalents..................................................      $   18,912         $   22,309
     Short-term investments, at market value....................................             299                293
     Receivables, net of allowance..............................................          39,754             48,224
     Inventories................................................................          10,912             11,524
     Prepaid income taxes.......................................................           4,736                 55
     Prepaid and other current assets...........................................          19,192             15,255
     Assets held for sale.......................................................           5,273              7,633
     Current assets related to discontinued operations..........................           4,935              1,630
                                                                                     --------------     --------------
        Total current assets....................................................         104,013            106,923
Property and equipment, net.....................................................         631,243            618,492
Goodwill........................................................................         138,950            138,950
Restricted assets related to captive insurance subsidiary.......................          10,755             13,356
Other intangible assets, net....................................................           6,028              6,408
Other assets, net...............................................................          36,881             34,351
Non-current assets related to discontinued operations...........................           2,558             19,705
                                                                                     --------------     --------------
                                                                                      $  930,428         $  938,185
                                                                                     ==============     ==============

                                        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Current portion of long-term debt..........................................      $      310         $      265
     Accounts payable...........................................................          49,720             43,235
     Accrued expenses and other current liabilities.............................          96,348            113,641
     Loss reserve related to captive insurance subsidiary.......................           4,940              6,094
     Accrued dividends..........................................................             --              16,299
     Accrued income taxes.......................................................             --               9,015
     Current liabilities related to discontinued operations.....................           1,162                --
                                                                                     --------------     --------------
        Total current liabilities...............................................         152,480            188,549
                                                                                     --------------     --------------
Non-current liabilities:
     Long-term debt, less current portion.......................................         122,697            174,920
     Deferred income taxes......................................................          25,134             26,225
     Other non-current liabilities..............................................          70,185             61,837
     Non-current liabilities related to discontinued operations.................           6,367                --
                                                                                     --------------     --------------
        Total non-current liabilities...........................................         224,383            262,982
                                                                                     --------------     --------------
        Total liabilities.......................................................         376,863            451,531
                                                                                     --------------     --------------
Stockholders' equity:
     Preferred stock - par value $0.01 per share:
        authorized - 1,000,000 shares; no shares issued.........................             --                 --
     Common stock - par value $0.01 per share:
        authorized - 125,000,000 shares; issued - 108,503,243 shares............           1,085              1,085
     Additional paid-in capital.................................................         274,412            265,122
     Retained earnings..........................................................         822,722            774,884
                                                                                     --------------     --------------
                                                                                       1,098,219          1,041,091
     Treasury stock - 33,343,536 shares in 2007 and 34,393,331 shares
        in 2006, at cost........................................................        (544,654)          (554,437)
                                                                                     --------------     --------------
        Total stockholders' equity..............................................         553,565            486,654
                                                                                     --------------     --------------
                                                                                      $  930,428         $  938,185
                                                                                     ==============     ==============

                 APPLEBEE'S INTERNATIONAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                                 (in thousands)

                                                                                       39 Weeks Ended
                                                                              ----------------------------------
                                                                               September 30,      September 24,
                                                                                  2007                2006
                                                                              ---------------    ---------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
      Net earnings.......................................................       $  49,388          $  62,396
      Adjustments to reconcile net earnings to net cash provided by operating activities:
         Depreciation and amortization...................................          51,225             48,092
         Amortization of intangible assets...............................             382                562
         Stock-based compensation........................................          12,285             16,584
         Other amortization..............................................             250                233
         Deferred income tax benefit.....................................          (5,815)            (8,615)
         Impairment and other restaurant closure costs...................          25,935              6,500
         Loss on disposition of property and equipment...................             686              1,692
         Income tax benefit from stock-based compensation................             456              1,233
      Changes in assets and liabilities, exclusive of effect of
       acquisition:
         Receivables.....................................................           8,470              2,789
         Inventories.....................................................             522             10,031
         Prepaid and other current assets................................            (661)               115
         Accounts payable................................................           3,478            (24,502)
         Accrued expenses and other current liabilities..................         (17,824)           (16,750)
         Loss reserve and unearned premiums related to
           captive insurance subsidiary..................................          (1,154)            (4,210)
         Income taxes....................................................         (13,946)             7,440
         Other non-current liabilities...................................           6,481              7,770
         Other...........................................................          (3,684)            (1,922)
                                                                              ---------------    ---------------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.......................        116,474            109,438
                                                                              ---------------    ---------------
  CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment................................         (65,276)           (86,635)
      Change in restricted assets related to captive insurance
       subsidiary........................................................           2,601              4,318
      Acquisition of restaurants.........................................             --              (8,053)
      Proceeds from sale of property and equipment.......................           4,949                281
                                                                              ---------------    ---------------
          NET CASH USED BY INVESTING ACTIVITIES...........................        (57,726)           (90,089)
                                                                              ---------------    ---------------
  CASH FLOWS FROM FINANCING ACTIVITIES:
      Purchases of treasury stock........................................            (999)           (27,528)
      Dividends paid.....................................................         (16,299)           (14,840)
      Issuance of common stock upon exercise of stock options............           4,001              8,814
      Shares issued under employee benefit plans.........................           2,831              3,345
      Excess tax benefits from stock-based compensation..................             499              1,683
      Net debt proceeds (payments).......................................         (52,178)             5,913
                                                                              ---------------    ---------------
         NET CASH USED BY FINANCING ACTIVITIES...........................         (62,145)           (22,613)
                                                                              ---------------    ---------------
  NET DECREASE IN CASH AND CASH EQUIVALENTS...............................         (3,397)            (3,264)
  CASH AND CASH EQUIVALENTS, beginning of period..........................         22,309             13,040
                                                                              ---------------    ---------------
  CASH AND CASH EQUIVALENTS, end of period................................      $  18,912          $   9,776
                                                                              ===============    ===============